Exhibit 10.32

CONSENT AND THIRD AMENDMENT TO LOAN, GUARANTY AND SECURITY

AGREEMENT

CONSENT AND THIRD AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Agreement”), dated as of June 30, 2010, among GORDMANS, INC., a Delaware corporation (“Borrower”), each of the other Credit Parties signatory hereto, each of the lenders that is a signatory to this Agreement (together with its successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, “Agent” and together with the Lenders, collectively, the “Lender Group”).

BACKGROUND

WHEREAS, Borrower, the other Credit Parties signatory thereto, and the Lender Group are parties to that certain Loan, Guaranty and Security Agreement, dated as of February 20, 2009, as amended by that certain First Amendment to Loan, Guaranty and Security Agreement dated as of March 16, 2009 and that certain Second Amendment to Loan, Guaranty and Security Agreement dated as of December 23, 2009 (as further amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, the Credit Parties have requested that the Lender Group grant certain consents and amendments with respect to the Loan Agreement; and

WHEREAS, the Lender Group is willing to enter into this Agreement upon the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the parties hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

Section 2. Consent. Notwithstanding anything contained in Section 7.8 or Section 7.11 of the Loan Agreement to the contrary, Agent and the undersigned Lenders hereby agree that Borrower may (i) make a one-time distribution to Parent and that Parent may make a one-time distribution to Ultimate Parent so that Ultimate Parent may pay a cash dividend to its shareholders in an amount not to exceed $20,000,000 (the “Sponsor Dividend”); (ii) pay to Sun Capital Management Partners V, LLC the advisory fee owing pursuant to the Management Agreement in an amount not to exceed $200,000 (the “Advisory Fee”); and (iii) make one time bonus payments to officers of any Credit Party at the time the Sponsor Dividend is paid in an amount not to exceed $300,000 in the aggregate for all such Bonus Payments (the “Bonus Payments” and together with the Sponsor Dividend and the Advisory Fee, the “Permitted Payments”); provided, that (A) both before and after giving pro forma effect to the payment of the Permitted Payments no Default or Event of Default exists, (B) during the 30 days immediately prior to the payment of the Permitted Payments and after giving pro forma effect to the payment of the Permitted Payments the Borrower has minimum Excess Availability of at least $20,000,000, (C) Agent shall have received forecasts, in form and substance satisfactory to Agent, showing that the Borrower’s projected Availability exceeds $20,000,000 for the 180 days immediately following the payment of the Permitted Payments, and (D) Borrower shall deliver to Agent a duly executed and completed Solvency Certificate dated as of the date the Permitted Payments are paid from its Chief Financial Officer in the form attached hereto as Annex A. In addition to the preceding sentence and notwithstanding anything contained in Section 7.8 or Section 7.11 of the Loan Agreement to the contrary, Agent and the undersigned Lenders hereby agree that Borrower may make bonus payments to officers of any Credit Party in each of the following calendar years in amounts of up to the amounts set forth opposite such calendar year, in each case, so long as at the time of any such bonus payment, an initial public offering of Ultimate Parent has not occurred:

Calendar Year	Bonus Payment Amount
2010	$180,000
2011	$210,000
2012	$210,000
2013	$210,000

Section 3. Amendment to Loan Agreement. Section 2.12(a) of the Loan Agreement is hereby amended by deleting the reference to “0.75%” and replacing it with a reference to “0.50%”.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Lender Group that:

(a) This Agreement has been duly executed and delivered by such Credit Party. This Agreement and each Loan Document to which such Credit Party is party are the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(b) No Default or Event of Default has occurred and is continuing as of the date hereof; and

(c) The representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

Section 5. Conditions Precedent. This Agreement shall be effective as of the date first set forth above, subject to the receipt by Agent of (a) duly executed counterparts of this

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Agreement from the Credit Parties and the Lenders and (b) a fee for distribution to each Lender who has executed this Agreement in an amount equal to $250,000 which fee shall be fully earned on the date hereof.

Section 6. Miscellaneous.

(a) Effect of Agreement. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Loan Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Loan Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any rights, power or remedy of Lenders or Agent under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document. No delay on the part of any Lender or Agent in exercising any of their respective rights, remedies, powers and privileges under the Loan Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Loan Agreement. The Credit Parties acknowledge and agree that the execution and delivery of this Agreement by the Agent and the Lenders party hereto has not established and is not intended to establish any course of dealing among the parties hereto or created any obligation or agreement of the Agent or the Lenders with respect to any future consent, modification, amendment, waiver or forbearance with respect to any of the Loan Documents.

(b) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Agreement.

(c) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first written above.

GORDMANS, INC.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Chief Financial Officer

GORDMANS MANAGEMENT COMPANY, INC.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Chief Financial Officer

GORDMANS DISTRIBUTION COMPANY, INC.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Chief Financial Officer

GORDMANS INTERMEDIATE HOLDINGS CORP.

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Jason B. Searle
Name:	Jason B. Searle
Title:	Vice President

CIT BANK, a Utah Chartered Bank, as Lender

By:	/s/ Benjamin Haslam
Name:	Benjamin Haslam
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Raymond Kupiec
Name:	Raymond Kupiec
Title:	Vice President

[Signature Page to Third Amendment]

ANNEX A

FORM OF SOLVENCY CERTIFICATE

SOLVENCY CERTIFICATE

The undersigned hereby certifies that the undersigned is (a) the Chief Financial Officer of Gordmans, Inc., a Delaware corporation (the “Borrower”), (b) authorized to certify as to the financial statements of the Borrower and each other Credit Party, (c) familiar with the properties, business and assets of the Borrower and each other Credit Party, and (d) authorized to execute and deliver this Certificate on behalf of the Borrower and each other Credit Party. The undersigned further certifies that the undersigned has carefully reviewed the contents of this Certificate and, in connection herewith, has made such investigations and inquiries as the undersigned deemed necessary and prudent. The undersigned further certifies that the undersigned believes that the financial information and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and continue to be reasonable as of the date hereof. Capitalized terms used herein that are defined in the Loan, Guaranty and Security Agreement dated as of February 20, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) among the Borrower, the financial institutions party thereto (the “Lenders”) and Wells Fargo Retail Finance, LLC, as agent (in such capacity, the “Agent”), are used herein as so defined. This Certificate is required to be delivered pursuant to the requirements of Section 3 of that certain Consent and Third Amendment to Loan, Guaranty and Security Agreement dated as of June 30, 2010 in connection with the Permitted Payments referred to and defined therein. The undersigned hereby further certifies, on behalf of the Credit Parties and not in my individual capacity, that:

1: Immediately prior to and after giving effect to the Permitted Payments and the borrowing of any Loans in connection therewith, with respect to each of the Borrower and the Credit Parties, taken as a whole:

(a) the fair value of its assets (taken as a going concern based on the price available upon the sale of such assets of such Credit Party by a willing seller to a willing buyer, within a commercially reasonable period of time, each having reasonable knowledge of the material facts, with neither being under any compulsion to act) is greater than the amount of its liabilities (including reasonably likely disputed, contingent and unliquidated liabilities);

(b) the present fair saleable value of its assets (taken as a going concern based on the price available upon the sale of such assets of such Credit Party by a willing seller to a willing buyer, within a commercially reasonable period of time, each having reasonable knowledge of the material facts, with neither being under any compulsion to act) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured;

(c) it is able to realize upon its assets and pay its debts and other liabilities (including reasonably likely disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;

(d) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and

(e) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.

2. In reaching the conclusions set forth in this Certificate, the undersigned has considered, among other things:

(a) after giving effect to the Permitted Payments, the cash and other current assets of the Borrower and each other Credit Party;

(b) after giving effect to the Permitted Payments, refinancing or other replacements of existing liabilities, debts, obligations and commitments which the Borrower and each other Credit Party, as applicable, reasonably expects will be available on the dates of their respective maturities;

(c) after giving effect to the Permitted Payments, the estimated value of all property, real and personal, tangible and intangible, of the Borrower and each other Credit Party, as applicable;

(d) all available audited and unaudited consolidated financial statements of the Borrower and the Subsidiaries;

(e) after giving effect to the Permitted Payments, all reasonably likely liabilities of the Borrower and each other Credit Party known to the undersigned on all claims, whether or not reduced to judgment, liquidated, unliquidated, matured, unmatured, disputed, undisputed, legal, equitable, secured, unsecured, fixed or contingent, including, among other things, claims arising out of pending or, to the undersigned’s knowledge, threatened litigation against the Borrower and each other Credit Party;

(f) historical growth in revenues and cash flows of the Borrower and its Subsidiaries and anticipated growth in revenues and cash flows of the Borrower and its Subsidiaries, certain pro forma financial information of the Borrower and its Subsidiaries and the Borrower’s and each of its Subsidiary’s business plans, all as previously delivered to the Agent and the Lenders;

(g) customary terms of trade payables in the industry, of the Borrower and its Subsidiaries;

(h) the amount of credit extended to customers of the Borrower and its Subsidiaries; and

(i) after giving effect to the Permitted Payments, the amount of equity capital of the Borrower and each other Credit Party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Borrower and each other Credit Party as of this      day of June, 2010.

GORDMANS, INC.

By:
Title:

[Signature Page to Solvency Certificate]